EXHIBIT 32

CERTIFICATION

PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, R. Terry Phillips, President and Chief Executive Officer of United Security Bancshares, Inc., and Robert Steen, Vice President, Treasurer, Assistant Secretary, Chief Financial Officer and Principal Accounting Officer of United Security Bancshares, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the amended Annual Report on Form 10-K/A of United Security Bancshares, Inc. for the fiscal year ended December 31, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such amended Annual Report on Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of United Security Bancshares, Inc.

/s/ R. Terry Phillips
R. Terry Phillips President and Chief Executive Officer May 20, 2011

/s/ Robert Steen
Robert Steen Vice President, Treasurer, Assistant Secretary, Chief Financial Officer and Principal Accounting Officer May 20, 2011